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MLMT 2004-BPC1                     TERM SHEET                         10/29/2004

                    XP Ref Schedule
Pd
            1           5.5905000
            2           5.5902900
            3           5.5901200
            4           5.5903100
            5           5.7770000
            6           5.5895000
            7           5.7766000
            8           5.5891100
            9           5.7762000
           10           5.7760100
           11           5.5885400
           12           5.7756100
           13           5.5881600
           14           5.5879900
           15           5.5878400
           16           5.5881200
           17           5.7747000
           18           5.5873000
           19           5.7743600
           20           5.5869600
           21           5.7740100
           22           5.7739100
           23           5.5865900
           24           5.7736900
           25           5.5863700
           26           5.5862600
           27           5.5861600
           28           5.5865800
           29           5.7731000
           30           5.5858000
           31           5.7728600
           32           5.5855600
           33           5.7726200
           34           5.7695000
           35           5.5824600
           36           5.7693900
           37           5.5821800
           38           5.7691000
           39           5.5819000
           40           5.5819700
           41           5.7686400
           42           5.5814500
           43           5.7683400
           44           5.5811600
           45           5.7680300

MLMT 2004-BPC1                     TERM SHEET                         10/29/2004

                    XP Ref Schedule
Pd
           46           5.7678800
           47           5.5807100
           48           5.7675600
           49           5.5804000
           50           5.5802300
           51           5.5800800
           52           5.5834200
           53           5.7696300
           54           5.5824000
           55           5.7134500
           56           5.5344500
           57           5.7182400
           58           5.7176700
           59           5.5407800
           60           5.7368800
           61           5.5734400
           62           5.5732300
           63           5.5730500
           64           5.5735700
           65           5.7593800
           66           5.5724400
           67           5.7589700
           68           5.5720400
           69           5.7585500
           70           5.7583500
           71           5.5714400
           72           5.7579300
           73           5.5710200
           74           5.5708000
           75           5.5706000
           76           5.5711500
           77           5.7567900
           78           5.5699100
           79           5.7563300
           80           5.5753700
           81           5.7619900
           82           5.7617700
           83           5.6970700
           84           5.8901800
           85           5.7053500
           86           5.8964700
           87           5.7052500
           88           5.7055100
           89           5.8963100
           90           5.7050900